SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

First Sentry Bancshares, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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2) Aggregate number of securities to which transaction applies:

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☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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April 16, 2012

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of First Sentry Bancshares, Inc. (the “Company”). The Annual Meeting will be held at The Pullman Plaza Hotel, 1001 Third Avenue, Huntington, West Virginia at 3:00 p.m. (local time) on May 21, 2012.

The enclosed Notice of the Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions that stockholders may have. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company.

The business to be conducted at the Annual Meeting consists of the election of directors to the Board of Directors of the Company, the ratification of the appointment of Hess, Stewart & Campbell, PLLC as the independent registered public accounting firm for the Company for the year ending December 31, 2012 and the approval of the First Sentry Bancshares, Inc. 2012 Stock Option Plan. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,

Geoffrey S. Sheils

President and Chief Executive Officer

First Sentry Bancshares, Inc.

823 Eighth Street

Huntington, West Virginia 25701

(304) 522-6400

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 21, 2012

Notice is hereby given that the Annual Meeting of First Sentry Bancshares, Inc. (the “Company”) will be held at The Pullman Plaza Hotel, 1001 Third Avenue, Huntington, West Virginia at 3:00 p.m. (local time) on May 21, 2012.

A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

The Annual Meeting is for the purpose of considering and acting upon:

1.	the election of 20 directors to the Board of Directors;

2.	the ratification of the appointment of Hess, Stewart & Campbell, PLLC as the independent registered public accounting firm for the Company for the year ending December 31, 2012;

3.	the approval of the First Sentry Bancshares, Inc. 2012 Stock Option Plan; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on April 11, 2012 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER FOR YOU TO VOTE PERSONALLY AT THE ANNUAL MEETING.

By Order of the Board of Directors

Mary A. McComas
Corporate Secretary

April 16, 2012

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 21, 2012: THIS PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND FIRST SENTRY BANCSHARES 2011 ANNUAL REPORT TO STOCKHOLDERS ON FORM 10-K ARE EACH AVAILABLE ON THE INTERNET AT WWW.CFPPROXY.COM/6628.

PROXY STATEMENT

First Sentry Bancshares, Inc.

823 Eighth Street

Huntington, West Virginia 25701

(304) 522-6400

ANNUAL MEETING OF STOCKHOLDERS

May 21, 2012

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of First Sentry Bancshares, Inc. to be used at the Annual Meeting of Stockholders, which will be held at The Pullman Plaza Hotel, 1001 Third Avenue, Huntington, West Virginia at 3:00 p.m. (local time) on May 21, 2012, and all adjournments. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 16, 2012.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the annual meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors will be voted in accordance with the directions given thereon. Please sign and return your proxy to our corporate secretary in order for your vote to be counted. Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement for consideration at the annual meeting.

The Board of Directors knows of no additional matters that will be presented for consideration at the annual meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the annual meeting or any adjournments thereof.

Proxies may be revoked by sending written notice of revocation to the Secretary of First Sentry Bancshares, Inc. at the address shown above, delivering to us a duly executed proxy bearing a later date, or attending the annual meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the annual meeting. The presence at the annual meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the annual meeting or delivers a written revocation to the Secretary of First Sentry Bancshares, Inc. prior to the voting of such proxy.

VOTING SECURITIES, VOTING PROCEDURES AND METHOD OF COUNTING VOTES

Holders of record of our common stock, par value $1.00 per share, as of the close of business on April 11, 2012 are entitled to one vote for each share then held, except as described below. As of the record date, we had 1,437,651 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the issued and outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. Broker non-votes and proxies marked “ABSTAIN” will be counted for purposes of determining that a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the annual meeting, the annual meeting may be adjourned in order to permit the further solicitation of proxies.

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote “FOR” the election of the nominees proposed by the Board of Directors or to “WITHHOLD AUTHORITY” to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Under the West Virginia Business Corporation Act, in the election of directors, holders of common stock possess cumulative voting rights, consequently, stockholders have as many votes as the number of shares owned, multiplied by the number of directors to be elected, and they may either cumulate all votes for one candidate or distribute those votes among as many candidates as the stockholder may choose.

As to the ratification of the independent registered public accounting firm, the proxy card being provided by the Board of Directors enables a stockholder to: (i) vote “FOR” the proposal; (ii) vote “AGAINST” the proposal; or (iii) “ABSTAIN” from voting on the proposal. The ratification of the independent registered public accounting firm must be approved by the affirmative vote of a majority of the shares voted at the annual meeting, without regard to broker non-votes or proxies marked “ABSTAIN.”

As to the approval of the First Sentry Bancshares, Inc. 2012 Stock Option Plan, the proxy card being provided by the Board of Directors enables a stockholder to: (i) vote “FOR” the proposal; (ii) vote “AGAINST” the proposal; or (iii) “ABSTAIN” from voting on the proposal. The approval of the First Sentry Bancshares, Inc. 2012 Stock Option Plan must be approved by the affirmative vote of a majority of the shares voted at the annual meeting, without regard to broker non-votes or proxies marked “ABSTAIN.” In the event at the time of the annual meeting there are not sufficient votes to approve the First Sentry Bancshares, Inc. 2012 Stock Option Plan, the annual meeting may be adjourned in order to permit the further solicitation of proxies.

Proxies we solicit will be returned to us and will be tabulated by an Inspector of Election designated by our Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Persons and groups who beneficially own in excess of five percent of our common Stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership. As of the record date, we did not know of any person who was the beneficial owner of more than five percent of our outstanding shares of common stock.

PROPOSAL 1—ELECTION OF DIRECTORS

Our Board of Directors is currently composed of 20 members. Our directors are elected annually to serve for a one-year period and until their respective successors are elected and qualify. The Board of Directors has nominated each of the nominees listed in the table on the next page to serve as directors, each of whom is a member of the Board of Directors.

The table on the next page sets forth certain information, as of the record date, regarding the composition of our Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the annual meeting for the election of the nominees identified below. If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. There are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

The Board of Directors Recommends a Vote “For” Each OF the Nominees Listed in This Proxy Statement.

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Names and Addresses (1)	Age(2)	Positions Held	Director Since(3)	Current Term to Expire	Shares of Common Stock Beneficially Owned on Record Date (4)		Percent of Class

DIRECTORS/NOMINEES

Robert H. Beymer	83	Chairman of the Board	1996	2012	55,076	(5)	3.8%
Geoffrey S. Sheils	47	President, Chief Executive Officer and Director	1997	2012	3,200	(6)	*
Kerry P. Dillard	51	Director	2001	2012	6,080	(7)	*
David Fox III	63	Director	2009	2012	7,021	(8)	*
Jeffrey E. Hood	69	Director	2004	2012	33,991	(9)	2.4
Johnnie Jones	75	Director	2001	2012	41,956	(10)	2.9
Nester S. Logan	72	Director	2004	2012	11,864		*
J. Grant McGuire	56	Director	2009	2012	14,372	(11)	1.0
Charles H. McKown, Jr. MD	77	Director	1998	2012	12,800	(12)	*
Edward W. Morrison, Jr.	61	Director	2009	2012	6,012	(13)	*
Sally C.B. Oxley	61	Director	2009	2012	6,820	(14)	*
George A. Patterson III	61	Director	2009	2012	17,050	(15)	1.2
Paul B. Riedel	68	Director	2009	2012	5,775	(16)	*
Robert L. Shell, Jr.	68	Director	1996	2012	69,315	(17)	4.8
J. Roger Smith	74	Director	2009	2012	20,862	(18)	1.5
Marc A. Sprouse	63	Director	2009	2012	12,611	(19)	*
Paul L. Turman, II	48	Director	2002	2012	9,400		*
John Jay White	60	Director	2009	2012	8,926	(20)	*
Joseph Williams	67	Director	1996	2012	8,880	(21)	*
S. Kenneth Wolfe, MD	67	Director	1996	2012	32,440	(22)	2.3

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Richard D. Hardy	55	Senior Vice President and Chief Financial Officer	N/A	N/A	150		*
Robert L. Hardwick	73	Executive Vice President	N/A	N/A	4,750	(23)	*
Larry E. Plantz	67	Senior Vice President and Senior Loan officer	N/A	N/A	3,135	(24)	*
Toby Taylor	44	Senior Vice President	N/A	N/A	1,120	(25)	*
All Directors and Executive Officers as a Group (24 persons)					393,606		27.4

____________________

(1)	The mailing address for each person listed is 823 Eighth Street, Huntington, West Virginia 25701.
(2)	As of April 11, 2012.
(3)	Reflects initial appointment to the Board of Directors of First Sentry Bancshares, Inc.
(4)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table of any shares of common stock if he has sole or shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.
(5)	Includes 9,100 shares of common stock held in Mr. Beymer’s individual retirement account and 27,370 shares held by his spouse.
(6)	Includes 2,800 shares of common stock held in Mr. Sheils’ individual retirement account.
(7)	Includes 4,400 shares of common stock held by a company Mr. Dillard controls.
(8)	Includes 751 shares of common stock held by Mr. Fox’s children and 110 shares held in the estate of Mr. Fox’s son.
(9)	Includes 25,866 shares of common stock held in Mr. Hood’s individual retirement account, 7,272 shares held in his spouse’s individual retirement account and 853 shares held by a company he controls.
(10)	Includes 4,400 shares of common stock held by a company Mr. Jones controls.
(11)	Includes 137 shares held by child 1, 138 shares held by child 2 and 110 shares held jointly by both children of Mr. McGuire.
(12)	Includes 11,200 shares of common stock held in Mr. McKown’s individual retirement accounts.
(13)	Includes 1,100 shares of common stock held by Mr. Morrison’s spouse and 990 shares held by his children.
(14)	Includes 220 shares of common stock held by Ms. Oxley’s children.
(15)	Includes 12,100 shares of common stock held by Mr. Patterson’s spouse and 3,300 shares held by his spouse as custodian for his children.
(16)	Includes 2,750 shares of common stock held by a company controlled by Mr. Riedel and 275 shares held by his son.
(17)	Includes 9,727 shares of common stock held by Mr. Shell’s spouse. Mr. Shell has pledged 65,515 shares of common stock as security for a loan.
(18)	Includes 3,355 shares of common stock held by a company controlled by Mr. Smith and 1,843 shares held by his children.

(Footnotes follow on next page)

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(19)	Includes 9,900 shares of common stock held in Mr. Sprouse’s individual retirement account, 220 shares held in his spouse’s individual retirement account and 566 shares held by his children.
(20)	Includes 2,034 shares of common stock held as custodian for Mr. White’s children, 825 shares held by his daughter, 1,145 shares held by his spouse, 500 shares held in his individual retirement account and 1,000 shares held in his spouse’s IRA.
(21)	Includes 6,160 shares of common stock held by a company Mr. Williams owns with other family members. Mr. Williams has pledged 1,640 shares of common stock as security for a loan.
(22)	Includes 32,000 shares of common stock held by Mr. Wolfe’s spouse.
(23)	Includes 4,550 shares of common stock held in Mr. Hardwick’s individual retirement accounts.
(24)	Includes 2,750 shares of common stock held in Mr. Plantz’s individual retirement account and 385 shares held by his children.
(25)	Includes 400 shares of common stock held in Mr. Taylor’s individual retirement account and 480 shares held by his children.
*	Less than 1%.

The principal occupation during the past five years of each director and executive officer is set forth below. All directors and executive officers have held their present positions for five years unless otherwise stated.

Directors

Robert H. Beymer is retired. He is the Chairman of the Board of Directors of First Sentry Bancshares, Inc. and First Sentry Bank. He is the past President and Chief Executive Officer of First Sentry Bank and has over 40 years of community banking experience in Huntington, West Virginia. He was also a director of First State Financial Corporation located in Sarasota, Florida.

Geoffrey S. Sheils has been the President and Chief Executive Officer of First Sentry Bancshares, Inc. and First Sentry Bank since 2001 and has been with First Sentry Bank since 1997. Prior to joining First Sentry Bank, he held various positions in commercial lending at the First Huntington National Bank. Mr. Sheils is a CPA and has over 29 years of community banking experience in Huntington, West Virginia.

Kerry P. Dillard has been the President and Chief Executive Officer of Bloss & Dillard, Inc., a Managing General Agent insurance agency located in Huntington, West Virginia since 1997. He complements the Board with his experience, accomplishments and reputation in the business community.

Robert L. Shell, Jr. is the Chairman of Guyan International, Inc., a manufacturing company headquartered in Barboursville, West Virginia, a position he has held since 1985. He was also a director of First State Financial Corporation located in Sarasota, Florida. He brings significant expertise in international operations, change management and strategic planning to the Board.

Paul L. Turman, II is President of Paul’s Concrete, Inc., a heavy highway contractor specializing in building highway bridges. Turman is also President of Big Ike, a real estate holding company located in Barboursville, West Virginia and is a licensed professional engineer in West Virginia. He was the Deputy Secretary of Transportation for the State of West Virginia from 2005 to 2009. He brings entrepreneurial business knowledge and experience to the Board through his ownership and operation of construction and real estate development companies and contacts in the local communities and statewide government.

Johnnie Jones has been the President and Chief Executive Officer of Ducky’s, Inc., a salvage company located in Huntington, West Virginia, since 1992. He brings an entrepreneurial perspective, knowledge and contacts in the local communities in which we serve.

Charles H. McKown, Jr., M.D. is Marshall University Vice President for Health Sciences Advancement and previously served as Vice President of Health Sciences and Dean of Marshall University’s Medical School for 22 years. Dr. McKown’s background in public health issues and administration provide him with organizational skills that contribute to the management of the organization.

Joseph L. Williams is the Chairman and Chief Executive Officer of Basic Supply Company, Inc. located in Huntington, West Virginia, which he founded in 1977. He was also President and Chief Executive Officer of Consolidated Bank & Trust Company headquartered in Richmond, Virginia, and a member of the Board of Directors of its bank holding company parent, Abigail Adams National Bancorp, Inc. He is also a director of Energy Services of America Corp. Mr. Williams is a former Mayor and City Councilman of the City of Huntington, West Virginia. He has a degree in finance from Marshall University.

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Nester “Buddy” Logan has been the President of S.S. Logan Packing Co. located in Huntington, West Virginia, since 1980. He brings an entrepreneurial perspective, knowledge and contacts in the local communities in which we serve. Mr. Logan is a director of Energy Services of America Corporation, located in Huntington, West Virginia.

S. Kenneth Wolfe, M.D. is retired after 30 years as a practicing physician who founded Tri State Otolaryngology Head and Neck Surgery and subsequently provided care at the V.A. Medical Center in Huntington, West Virginia and free clinics at Ebenezer Medical Outreach. Dr. Wolfe complements the Board with his knowledge of the business community gained as a prominent physician and his leadership skills from serving on numerous boards and civic organizations including President of the United Way and the Greater Huntington Park and Recreation District.

Jeffrey Hood has been the President of Hood Enterprises, a real estate holding company, located in Huntington, West Virginia, since 1977. He provides our Board valuable assistance in the field of residential and commercial real estate through his experience in all aspects of property development and management.

Marc A. Sprouse was the President and Chief Executive officer of Guaranty Financial Services, Inc. and Guaranty Bank & Trust Company both of which we acquired in 2009. Currently, he is the President of the Huntington Area Development Council beginning in October 2009.

David Fox III is retired. He was the Vice President of Business Development for McJunkin Red Man Corporation from 2009 through 2010. He was also Executive Vice President of McJunkin Appalachian Oilfield Supply Company from 1989 to 2008. He has a vast knowledge of the local economy, its leaders, and has valuable insight from prior board experiences.

J. Grant McGuire is a member of the law firm of Campbell Woods, PLLC where he has worked since 1984 representing banks and mineral companies. He is a graduate of Duke University and Washington & Lee School of Law. He has served as chairman of various local non-profit institutions and on bank boards for over 25 years. His legal and community background provide the Board with expertise in corporate governance, secured transactions, regulatory affairs, and community service.

Edward W. Morrison, Jr. is President of The C.I. Thornburg Company, Inc., a regional distributor of supplies for the water and waste water industry. Mr. Morrison is a graduate of Virginia Tech and currently serves on several Boards of civic and charitable organizations. He is married with two adult children and four grandchildren.

Sally C.B. Oxley has been a resident of Huntington, West Virginia since 1975. She received her B.A. degree in Biology from Agnes Scott College in 1973 and her Physical Therapy degree, cum laude, from Georgia State University in 1975. Sally started Huntington Physical Therapy in 1982 and continues to be the CEO and a practicing Physical Therapist and Certified Hand Therapist. In 1997 she was appointed to the West Virginia Physical Therapy Licensing Board by Governor Cecil Underwood and served for ten years and as Chairman of the Board for eight years. She is presently Chairman of the Cabell Huntington Board of Health and serves on the Board of Directors of the West Virginia Physical Therapy Association. Sally also serves as clinical faculty for West Virginia University, Marshall University, Ohio State University, the University of Kentucky, and Ohio University. She is an Elder at First Presbyterian Church.

George A. Patterson, III is an attorney and a member of Bowles, Rice, McDavid, Graff & Lowe, P.L.L.C., a law firm since 1979. As an attorney and a business professional, he brings regulatory, strategic planning, business development and operations management expertise to the Board.

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Paul B. Riedel is Co-Founder and President of Riedel-Wilkes Building Structures, Inc. since 1978, a design and building contractor of commercial buildings. He has broad business experience, financial expertise and experience as an entrepreneur.

J. Roger Smith is an entrepreneur with over 50 years of real estate development experience. He was previously the Mayor of Huntington, past local and state president of the West Virginia Association of Realtors and a member of many other civic and government organizations. Mr. Smith’s prior ownership of his numerous business ventures provides the Board with valuable experience.

John Jay White is President of Mahue Construction Company, Inc. since 1992, providing services to Natural Gas producing properties. Mr. White’s business experience, his deep roots in Lincoln County, West Virginia, and his knowledge regarding the local economy and its leaders makes him a valuable member of the Board.

Executive Officers who are not Directors

Robert L. Hardwick has been the Executive Vice President of First Sentry Bank since 2001 and is responsible for the management of a commercial loan portfolio, the development of the Barboursville market and the administrator of business development for all branch offices.

Richard D. Hardy has been the Senior Vice President and Chief Financial Officer of First Sentry Bancshares, Inc. and First Sentry Bank since 2006. He was Assistant Vice President and Senior Credit Analyst of First Sentry Bank from 2001 to 2006. He is a CPA and is currently enrolled in the Executive MBA program at Marshall University.

Larry E. Plantz is currently a Senior Vice President with First Sentry Bank and has been in banking since 1970. Previously, he was Senior Vice President of Guaranty Bank & Trust Company from 1999 through 2009.

Toby Taylor is the Senior Vice President of First Sentry Bank responsible for the management of First Sentry Bank’s lending and retail operations since 2000.

Board Independence

Since our common stock is quoted on the Pink Sheets, we are not subject to certain rules regarding the independence of directors applicable to companies traded on the Nasdaq Stock Market or any other national securities exchange. However, the Board of Directors has determined that each of the directors, with the exception of Messrs. Sheils and Sprouse, are “independent” as defined in the listing standards of the Nasdaq Stock Market. Mr. Sheils is not independent because he serves as President and Chief Executive Officer. Mr. Sprouse is not independent because of the fees he earned from First Sentry Bank during 2011 in his additional role as consultant assisting with the merger integration of Guaranty Bank & Trust Company.

In determining the independence of the non-executive directors, the Board of Directors reviewed the following transactions: (1) fees of approximately $45,000 paid to T.T.J., Inc., which leases the Barboursville branch and the surrounding land to First Sentry Bank and which is owned by Director Turman’s father, uncle and aunt; (2) fees of approximately $9,375 paid to Basic Supply Company, Inc., which provides maintenance supplies to First Sentry Bank and is owned by Director Williams; (3) fees of approximately $78,756 paid to J. Roger Smith Enterprises, which leases the Pea Ridge Branch to First Sentry Bank and is owned by Director Smith; and (4) fees of approximately $90,168 paid to Campbell, Woods, LLC., which is the law firm where Director McGuire is a partner.

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References to our Website Address

References to our website address throughout this proxy statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission’s rules. These references are not intended to, and do not, incorporate the contents of our website by reference into this proxy statement or the accompanying materials.

Section 16(a) Beneficial Ownership Reporting Compliance

Our common stock is registered with the Securities and Exchange Commission pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”). The officers and directors and beneficial owners of greater than 10% of our common stock (“10% beneficial owners”) are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of the common stock. Securities and Exchange Commission rules require disclosure in our proxy statement or Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of our common stock to file a Form 3, 4 or 5 on a timely basis. Based on our review of such ownership reports, Mr. McGuire filed one form 4 reporting one late transaction. We are not aware of any 10% beneficial owners of our common stock.

Board Structure and Risk Oversight

Our Board of Directors is chaired by Robert H. Beymer, who is a non-executive director. This structure ensures a greater role for the independent directors in the oversight of First Sentry Bancshares, Inc. and First Sentry Bank and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board.

The Board of Directors is actively involved in oversight of risks that could affect First Sentry Bancshares, Inc. This oversight has been enhanced during 2010 following our acquisition of Guaranty Financial Services, Inc. which led us to become a Securities and Exchange Commission reporting company with the establishment of a committee structure described below and new corporate policies and procedures to better manage risk oversight of First Sentry Bancshares, Inc. The Board of Directors satisfies its risk oversight through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within First Sentry Bancshares, Inc. Risks relating to the direct operations of First Sentry Bank are further overseen by the Board of Directors of First Sentry Bank, who are the same individuals who serve on the Board of Directors of First Sentry Bancshares, Inc. The Board of Directors of First Sentry Bank also has additional committees that conduct risk oversight separate from First Sentry Bancshares, Inc. The Board of Directors oversees risks through the continued review of the operations of the company while refining policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations and risks acceptable to the organization.

Meetings and Committees of the Board of Directors

The business of the Board of Directors of First Sentry Bancshares, Inc. is conducted through meetings and activities of the Board and its committees. The Board has the following committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

During the year ended December 31, 2011, the Board of Directors held 12 regular meetings and no special meetings. During the year ended December 31, 2011, other than Directors Morrison, Shell, and Sprouse, no other director attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he/she has been a director); and (ii) the total number of meetings held by all committees of the Board on which he/she served (during the periods that he/she served). In the future executive sessions of the independent directors may be held on a regularly scheduled basis.

While we have no formal policy on director attendance at annual meetings of stockholders, all directors are encouraged to attend. 15 of First Sentry Bancshares, Inc. directors attended the 2011 Annual Meeting of Stockholders.

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The Nominating and Corporate Governance Committee

In 2011, the Nominating and Corporate Governance Committee consisted of the independent members of the Board of Directors. Our Board of Directors has adopted a written charter for the Committee, which is available on our website at www.firstsentry.com.

The functions of the Nominating and Corporate Governance Committee include the following:

•	to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for stockholder approval;

•	to review and monitor compliance with Nasdaq Stock Market listing requirements for Board independence;

•	to make recommendations to the Board regarding the size and composition of the Board and develop and recommend to the Board criteria for the selection of individuals to be considered for election or re-election to the Board; and

•	to review the committee structure and make recommendations to the Board regarding committee membership.

The Nominating and Corporate Governance Committee will identify nominees for the Board of Directors by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service will be first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating and Corporate Governance Committee will seek to identify a candidate who at a minimum satisfies the following criteria:

•	has the highest personal and professional ethics and integrity and whose values are compatible with us;

•	has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

•	is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

•	is familiar with the communities in which we operate and/or is actively engaged in community activities;

•	is involved in other activities or interests that do not create a conflict with his or her responsibilities to us and our stockholders; and

•	has the capacity and desire to represent the balanced, best interests of the stockholders as a group, and not primarily a special interest group or constituency.

The Nominating and Corporate Governance Committee will also take into account whether a candidate satisfies the criteria for “independence” under the Nasdaq corporate governance listing standards and, if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an audit committee financial expert. Although the Nominating and Corporate Governance Committee and the Board do not have a formal policy with regard to the consideration of diversity in identifying a director nominee, diversity is considered in the identification process. While attributes such as relevant experience, financial acumen, and formal education are always considered in the identification process, the Nominating and Corporate Governance Committee and the Board will also evaluate a potential director nominee’s personal character, community involvement, and willingness to serve so that he or she can help further us in our role as a community-based financial institution.

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Procedures for the Recommendation of Director Nominees by Stockholders

The Nominating and Corporate Governance Committee has adopted procedures for the submission of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board of Directors, the Nominating and Corporate Governance Committee will consider candidates submitted by our stockholders. Stockholders can submit the names of qualified candidates for director by writing to our Corporate Secretary, at 823 Eighth Street, Huntington, West Virginia 25701. The Corporate Secretary must receive a submission not less than one hundred and fifty (150) days prior to the anniversary date of our proxy materials for the preceding year’s annual meeting. The submission must include the following information:

•	a statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating and Corporate Governance Committee;

•	the name and address of the stockholder as he or she appears on our books, and number of shares of our common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•	the name, address and contact information for the candidate, and the number of shares of our common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership should be provided);

•	a statement of the candidate’s business and educational experience;

•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

•	a statement detailing any relationship between the candidate and us or any of our customers, suppliers or competitors;

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

Stockholder Communications with the Board

A stockholder who wishes to communicate with the Board of Directors or with any individual director can write to the Corporate Secretary, at 823 Eighth Street, Huntington, West Virginia 25701, Attention: Board Administration. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

•	forward the communication to the director or directors to whom it is addressed;

•	attempt to handle the inquiry directly (for example, where it is a request for information about us or if it is a stock-related matter); or

•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

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At each Board meeting, management will present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors on request.

The Audit Committee

Our Audit Committee consists of Messrs. Robert L. Shell Jr., S. Kenneth Wolfe, MD, Kerry P. Dillard, David Fox, III and Sally C.B. Oxley. Each member of the Audit Committee is considered “independent” as defined in the Nasdaq corporate governance listing standards and under Securities and Exchange Commission Rule 10A-3, and has an understanding of financial statements. The Board of Directors has designated Director Shell as an “audit committee financial expert” as that term is used in the rules and regulations of the SEC. The duties and responsibilities of the Audit Committee include, among other things:

•	retaining, overseeing and evaluating an independent registered public accounting firm to audit our annual financial statements;

•	in consultation with the independent registered public accounting firm and the internal auditor, reviewing the integrity of our financial reporting processes, both internal and external;

•	approving the scope of the audit in advance;

•	reviewing the financial statements and the audit report with management and the independent registered public accounting firm;

•	considering whether the provision by the external auditors of services not related to the annual audit and quarterly reviews is consistent with maintaining the registered public accounting firm independence;

•	reviewing earnings and financial releases and quarterly reports filed with the SEC;

•	consulting with the internal audit staff and reviewing management’s administration of the system of internal accounting controls;

•	approving all engagements for audit and non-audit services by the independent registered public accounting firm; and

•	reviewing the adequacy of the Audit Committee charter.

The Audit Committee met four times during the year ended December 31, 2011. Our Board of Directors has adopted a written charter for the Audit Committee. The charter is available on our website at www.firstsentry.com.

Audit Committee Report

Management has the primary responsibility for our internal controls and financial reporting processes. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

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In accordance with rules established by the Securities and Exchange Commission, the Audit Committee has prepared the following report for inclusion in this proxy statement:

As part of its ongoing activities, the Audit Committee has:

•	reviewed and discussed with management and the independent registered public accounting firm our audited consolidated financial statements for the year ended December 31, 2011;

•	discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

•	received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence and have discussed with the independent registered public accounting firm their independence from us.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2011. In addition, the Audit Committee recommended that the Board of Directors appoint Hess, Stewart & Campbell, PLLC as our independent registered public accounting firm for the year ending December 31, 2012, subject to the ratification of this appointment by the stockholders.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and this report shall not otherwise be deemed “soliciting material” or filed with the Securities and Exchange Commission subject to Regulation 14A or 14C of the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

This report has been provided by the Audit Committee:

Robert L. Shell Jr.,

S. Kenneth Wolfe, MD,

Kerry P. Dillard,

David A. Fox, III,

Sally C.B. Oxley.

The Compensation Committee

The Compensation Committee consists of Directors Beymer (Chairman), Logan and Morrison. Each member of the Compensation Committee is considered “independent” as defined in the Nasdaq corporate governance listing standards. The Compensation Committee met one time during the year ended December 31, 2011. The Board of Directors has adopted a written charter for the Committee, which is available on our website at www.firstsentry.com.

The Compensation Committee is appointed by the Board of Directors to assist the Board in developing compensation philosophy, criteria, goals and policies for our executive officers that reflect our values and strategic objectives. The Committee is responsible for the review and performance of and annually recommends to the full Board the compensation and benefits of our executive officers (including the Chief Executive Officer). The Committee also administers our compensation plans. The Committee is also responsible for establishing the terms of employment and severance agreements/arrangements for executive officers, including any change of control and indemnification agreements. The Committee recommends to the full Board the compensation to be paid to our directors and any affiliates for their service on the Board. Finally, the Committee establishes annual compensation percentage increases for all employees.

In making compensation recommendations, the Compensation Committee did not use numerical formulas to determine changes in compensation for the named executive officers. The Compensation Committee considered a variety of factors in its deliberations over executive compensation, emphasizing the profitability and scope of our operations, the experience, expertise and management skills of the named executive officers and their role in our future success, as well as compensation surveys prepared by professional firms to determine compensation paid to executives performing similar duties for similarly sized institutions. While the quantitative and non-quantitative factors described above were considered by the Compensation Committee, such factors were not assigned a specific weight in evaluating the performance of the named executive officers. In 2011, no bonuses were paid to Named Executive Officers, except for a year-end bonus that was paid to all employees of First Sentry Bank based upon a fixed formula applied to each employee’s weekly salary.

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Code of Ethics

We have adopted a Code of Ethics that is applicable to our officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available at our website at www.firstsentry.com. Amendments to and waivers from the Code of Ethics will also be disclosed on our website.

Executive Compensation

The following table sets forth for the fiscal years ended December 31, 2011 and 2010, certain information as to the total compensation paid by us to Geoffrey S. Sheils, our principal executive officer, as well as to the two most highly compensated executive officers who received total compensation exceeding $100,000 for the 2011 fiscal year. Each of the individuals listed in the table below is referred to as a Named Executive Officer.

Name and Principal Position	Year	Salary	Bonus	Stock awards	Option awards	Non-equity incentive plan compensation	Non-qualified deferred compensation earnings	All other compensation(1)	Total
Geoffrey S. Sheils,	2011	$264,000	$8,631	—	—	—	—	$6,600	$279,231
President and CEO	2010	$235,000	$7,846	—	—	—	—	$500	$243,346

Richard D. Hardy,	2011	$129,600	$4,237	—	—	—	—	$6,480	$140,317
Senior Vice President and CFO	2010	$120,000	$3,923	—	—	—	—	$6,382	$130,305

Toby Taylor,	2011	$129,600	$4,237	—	—	—	—	$6,480	$140,317
Senior Vice President	2010	$120,000	$3,923	—	—	—	—	$6,010	$129,933

(1) Represents First Sentry Bank’s matching contributions to the 401(k) plan. The named executive officers did not receive perquisites or personal benefits that exceeded $10,000.

Benefit Plans

Employment Agreement with Geoffrey S. Sheils. First Sentry Bancshares, Inc. and First Sentry Bank have entered into an employment agreement with Geoffrey S. Sheils, President and Chief Executive Officer, on December 1, 2008. The agreement with Mr. Sheils has an initial term of five years. The agreement will automatically extend for successive two-year terms unless First Sentry Bank or Mr. Sheils gives the other party notice of nonrenewal at least sixty days prior to the expiration of the then existing term. Under the agreement, the base salary for Mr. Sheils was $264,000 in 2011. His base salary will be reviewed at least annually and may be increased, but not decreased. In addition to the base salary, the agreement provides for, among other things, participation in incentive and bonus programs and other fringe benefit plans. Mr. Sheils will be entitled to use of an automobile and will be reimbursed for any country club fees and certain fees relating to professional and social organizations.

Mr. Sheils’ employment may be terminated for cause at any time, in which event the executive would have no right to receive compensation or other benefits for any period after his termination (except for an accrued bonus). However, if Mr. Sheils is terminated for cause due to his negligence or malfeasance which can be reasonably expected to have a material adverse impact on the business of First Sentry Bancshares, Inc. or First Sentry Bank, the executive would have the right to receive a lump sum in the amount equal to the five-year average of his annual base salary plus the five-year average of his annual bonus pay. If Mr. Sheils is terminated as a result of non-renewal of his agreement, he would have the right to receive a lump sum in the amount equal to the five-year average of his annual base salary plus the five-year average of his annual bonus pay. In the case of a breach of the material terms of the agreement by First Sentry Bancshares, Inc. or First Sentry Bank, Mr. Sheils would be entitled to receive 2.99 times the five-year average of his annual base salary plus 2.99 times the five-year average of his annual bonus pay.

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In the event of a termination or resignation following the occurrence of a change in control of First Sentry Bancshares, Inc. or First Sentry Bank, Mr. Sheils would be entitled to a severance payment within 30 days in an amount equal to 2.99 times the five-year average of his annual base salary, determined immediately prior to the date of the change in control, plus 2.99 times the five-year average of his annual bonus pay. If the total payment owed to Mr. Sheils in connection with a change in control would be considered an “excess parachute payment” under Internal Revenue Code Section 280G and subject to an excise tax, First Sentry Bank agrees to pay Mr. Sheils a gross-up payment equal to 100% of the excise tax and 100% of any federal, state and local taxes imposed on the gross-up payment.

In the event of Mr. Sheils’ death or disability, First Sentry Bank would pay Mr. Sheils or his estate a lump sum in the amount equal to the five-year average of his annual base salary plus the five-year average of his annual bonus pay, and in the event of his death would continue to provide health benefits, to the extent permissible, to Mr. Sheils’ spouse and dependent children for a period of one year.

As a condition to the payment to Mr. Sheils described above, upon termination of employment other than in connection with termination for cause, the insolvency or bankruptcy of First Sentry Bancshares, Inc. or First Sentry Bank, a material breach of the agreement by First Sentry Bancshares, Inc. or First Sentry Bank or the nonrenewal of the agreement by First Sentry Bank, Mr. Sheils agrees not to compete with First Sentry Bank where it has operating offices or in Wayne and Putnam Counties, West Virginia or Lawrence County, Ohio, or solicit, recruit or cause current employees of First Sentry Bank or First Sentry Bancshares, Inc. to compete against First Sentry Bank, First Sentry Bancshares, Inc. or an affiliate for a period of two years. If Mr. Sheils is terminated for cause, he agrees not to compete with First Sentry Bank where it has operating offices or in Wayne and Putnam Counties, West Virginia or Lawrence County, Ohio, or solicit, recruit or cause current employees of First Sentry Bank or First Sentry Bancshares, Inc. to compete against First Sentry Bank, First Sentry Bancshares, Inc. or an affiliate for a period of one year.

401(k) Plan. First Sentry Bank provides its employees a qualified, tax-exempt pension plan with a “cash-or-deferred arrangement” qualifying under Section 401(k) of the Internal Revenue Code. Employees are eligible to make salary deferrals and receive matching contributions to the plan on their date of hire. Eligible employees are permitted to contribute up to 15% of their compensation to the 401(k) plan on a pre-tax basis, up to a maximum of $16,500 (for 2011). Annual matching contributions are made at the discretion of the Board of Directors. Historically, First Sentry Bank has matched 50% of the employee’s contribution up to 10% of the employee’s annual salary.

Discretionary matching contribution vesting is based on a 6-year vesting schedule at a rate of 20% per year, beginning with the participant’s second year of employment with First Sentry Bank. Withdrawals are not permitted before age 59½, except in the event of death, disability, and termination of employment or for a proven hardship. Upon termination of employment, the participant’s account balance will be paid in a lump sum, unless the participant elects to defer payment of his or her account balance in accordance with the terms of the plan.

The Board of Directors may amend the 401(k) plan at any time. In no event, however, will any amendment authorize or permit any part of the plan assets to be used for purposes other than the exclusive benefit of participants or their beneficiaries. Additionally, no amendment will cause any reduction in the amount credited to the participant’s account.

For the fiscal year ended December 31, 2011, First Sentry Bank made a total of $84,613 in contributions to the 401(k) plan.

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Directors’ Compensation

Set forth below is summary compensation for each of our non-employee directors for the year ended December 31, 2011.

Name	Fees earned or paid in cash	Stock awards	Option awards	Non-equity incentive plan compensation	Non-qualified deferred compensation earnings	All other compensation(1)(2)	Total
Robert H. Beymer	3,600	—	—	—	—	—	3,600
Kerry P. Dillard	3,600	—	—	—	—	—	3,600
David Fox, III	2,200	—	—	—	—	—	2,200
Jeffrey E. Hood	2,400	—	—	—	—	—	2,400
Johnnie Jones	3,300	—	—	—	—	—	3,300
Nester S. Logan	2,400	—	—	—	—	—	2,400
J. Grant McGuire	3,400	—	—	—	—	—	3,400
Charles H. McKown, Jr. MD	1,800	—	—	—	—	—	1,800
Edward W. Morrison, Jr.	1,600	—	—	—	—	—	1,600
Sally C. B. Oxley	2,200	—	—	—	—	—	2,200
George A. Patterson, III	2,200	—	—	—	—	—	2,200
Paul B. Riedel	3,100	—	—	—	—	—	3,100
Robert L. Shell, Jr.	1,600	—	—	—	—	—	1,600
J. Roger Smith	3,600	—	—	—	—	—	3,600
Marc A. Sprouse	1,600	—	—	—	—	$112,500	114,100
Paul L. Turman, II	2,200	—	—	—	—	—	2,200
John Jay White	2,000	—	—	—	—	—	2,000
Joseph Williams	2,400	—	—	—	—	—	2,400
S. Kenneth Wolfe, MD	2,500	—	—	—	—	—	2,500

(1) No director received perquisites or personal benefits that exceeded $10,000.

(2) For Mr. Sprouse, the amount reflects consulting fees that were received pursuant to his consulting agreement with First Sentry Bank, as described below.

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Director Fees. Directors of First Sentry Bancshares, Inc. do not receive a fee for serving on the Board of Directors. Fees are paid for serving on the Board of Directors of First Sentry Bank. Non-employee directors of First Sentry Bank receive a fee of $200 per Board meeting and $100 per committee meeting attended.

Consulting Agreement with Marc A. Sprouse. Following completion of the merger with Guaranty Bank & Trust Company, Mr. Sprouse agreed to provide consulting services to First Sentry Bank in order to assist First Sentry Bank with any personnel and business integration issues that may arise in connection with the merger, and also with other banking-related services, as reasonably requested by First Sentry Bank. The consulting agreement was for a term of 24 months, which concluded on September 25, 2011. Under the consulting agreement, First Sentry Bank paid Mr. Sprouse a quarterly consulting fee of $37,500. Mr. Sprouse would have forfeited his remaining consulting fee if he voluntarily resigned his services with First Sentry Bank or was terminated for “cause” (as defined in the consulting agreement) prior to the completion of the term of his agreement. Mr. Sprouse will be subject to a covenant not to compete, as set forth in his former employment agreement with Guaranty Bank & Trust Company which was otherwise terminated following completion of the merger.

Transactions with Certain Related Persons

Loans and Extensions of Credit. The Sarbanes-Oxley Act of 2002 generally prohibits us from making loans to our executive officers and directors, but it contains a specific exemption from such prohibition for loans made by First Sentry Bank to our executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. First Sentry Bank is therefore prohibited from making any loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made under a benefit program generally available to all other employees and that does not give preference to any executive officer or director over any other employee. First Sentry Bank is in compliance with these federal regulations with respect to its loans and extensions of credit to executive officers and directors.

In addition, loans made to a director or executive officer must be approved in advance by a majority of the disinterested members of the Board of Directors. The aggregate amount of our loans to our officers and directors and their related entities was $12.9 million at December 31, 2011. As of December 31, 2011, these loans were performing according to their original terms.

PROPOSAL 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has approved the engagement of Hess, Stewart & Campbell, PLLC to be our independent registered public accounting firm for the 2012 year, subject to the ratification of the engagement by our stockholders. At the annual meeting, stockholders will consider and vote on the ratification of the engagement of Hess, Stewart & Campbel, PLLC for our year ending December 31, 2012. A representative of Hess, Stewart & Campbell, PLLC is not expected to attend the annual meeting.

Stockholder ratification of the selection of the independent registered public accounting firm is not required by our bylaws or otherwise. However, the Board of Directors is submitting the selection of the independent registered public accounting firm to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the independent registered public accounting firm selected by the Audit Committee, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such change is in the best interests of First Sentry Bancshares, Inc. and our stockholders.

Set forth below is certain information concerning aggregate fees billed for professional services rendered by Hess, Stewart & Campbell, PLLC to us during 2011 and 2010:

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The aggregate fees included in the Audit Fees category were fees billed for the calendar years for the audit of our annual financial statements and the review of our quarterly financial statements. The aggregate fees included in each of the other categories were fees billed in the stated periods.

	Year Ended December 31, 2011	Year Ended December 31, 2010
Audit Fees	$122,775	$91,453
Audit-Related Fees	—	—
Tax Fees	4,200	7,709
All Other Fees	—	11,116

Audit Fees. During 2011, the audit fees for professional services rendered by Hess, Stewart & Campbell, PLLC were $122,775. During 2010, the audit fees for professional services rendered by Hess, Stewart & Campbell, PLLC were $91,453. Such fees in 2011 and 2010 included fees related to the audit of our annual consolidated financial statements. In addition this included review of the interim consolidated financial statements included in our quarterly reports on Forms 10-Q and annual consolidated financial statements included in our Form 10-K.

Audit-Related Fees. There were no audit-related fees in 2011 and 2010.

Tax Fees. Fees billed for professional tax services by Hess, Stewart & Campbell, PLLC totaled $4,200 and $7,709 for the years ended December 31, 2011 and 2010, respectively.

All Other Fees. All other fees for professional services rendered by Hess, Stewart & Campbell, PLLC during 2010 totaled $11,116 and were for consulting and tax work related to the merger with Guaranty Financial Services, Inc. There were no such fees payable in 2011. There were no additional fees billed to us by Hess, Stewart & Campbell, PLLC during the past two fiscal years that are not described above.

The Audit Committee considered whether the provision of non-audit services was compatible with maintaining the independence of its independent registered public accounting firm. The Audit Committee concluded that performing such services in 2011 did not affect the independent registered public accounting firm’s independence in performing its function as auditors of our financial statements.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

In 2011 and 2010, there were no fees paid to Hess, Stewart & Campbell, PLLC that were not pre-approved by the Audit Committee.

In order to ratify the selection of Hess, Stewart & Campbell, PLLC as the independent registered public accounting firm for the 2012 year, the proposal must receive a majority of the votes cast, without regard to broker non-votes or proxies marked “ABSTAIN.” The Board of Directors recommends a vote “FOR” the ratification of Hess, Stewart & Campbell, PLLC as our independent registered public accounting firm for the 2012 year.

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PROPOSAL 3- APPROVAL OF THE FIRST SENTRY BANCSHARES, INC. 2012 STOCK OPTION PLAN

General

Subject to stockholder approval at the annual meeting, we have established the First Sentry Bancshares, Inc. 2012 Stock Option Plan (the “Stock Option Plan”). Under the Stock Option Plan, options to purchase up to 264,000 shares of common stock may be granted to our employees. Our Board of Directors believes that it is appropriate to adopt a flexible and comprehensive stock option plan that permits the granting of a incentive stock options and non-qualified stock options to employees as a means of enhancing and encouraging the recruitment and retention of those individuals on whom the continued success of First Sentry Bank and First Sentry Bancshares, Inc. most depends. The complete text of the Stock Option Plan is attached as Appendix A to this proxy statement. The principal features of the Stock Option Plan are summarized below.

Principal Features of the Stock Option Plan

The Stock Option Plan provides for awards in the form of either “incentive stock options” as defined under Section 422 of the Code or stock options not intended to qualify as such (“non-qualified stock options”). Each award shall be on such terms and conditions, consistent with the Stock Option Plan, as the committee administering the Stock Option Plan may determine. The term of stock options will not exceed ten years from the date of grant.

Shares issued upon the exercise of a stock option under the Stock Option Plan shall be shares acquired by First Sentry Bancshares, Inc. in open market purchases or private transactions or issued from authorized but unissued shares. Any shares subject to an award that expires or is terminated unexercised will remain available for issuance under the Stock Option Plan. Generally, at the discretion of the Board of Directors, all or any vested non-qualified stock options granted under the Stock Option Plan may be transferable by the participant but only to the persons or classes of persons determined by the Board. No other award or any right or interest therein is assignable or transferable except under certain limited exceptions set forth in the Stock Option Plan.

The Stock Option Plan will be administered by not less than three members of First Sentry Bancshares, Inc.’s Compensation Committee of the Board of Directors who are “disinterested directors” (as defined in the Stock Option Plan). Pursuant to the terms of the Stock Option Plan, employees of First Sentry Bancshares, Inc. or any subsidiary of First Sentry Bancshares, Inc., including First Sentry Bank, are eligible to participate. Subject to the provisions of the Stock Option Plan, the Committee will determine to whom the awards will be granted, in what amounts, and the period over which such awards will vest. The Committee will specify the vesting schedule or conditions of each stock option award. Unless the Committee specifies a different vesting schedule at the time of grant, stock options awarded under the Stock Option Plan will vest at the rate of 20% per year commencing one year from the date of grant. Subject to the terms of the Stock Option Plan and to the extent necessary to comply with Section 162(m) of the Internal Revenue Code, the maximum number of shares of common stock that may be subject to stock options granted to any one participant during any calendar year shall be 26,400. The Committee may accelerate the time period for exercising options.

In granting awards under the Stock Option Plan, the Committee will consider, among other things, position and years of service, individual performance evaluations and the value of the individual’s services to First Sentry Bank and First Sentry Bancshares, Inc. The exercise price of stock options will be at least the fair market value of the underlying common stock at the time of the grant. Once granted, stock options may not be re-priced (i.e., the exercise price may not be changed other than adjustments for stock splits, stock dividends and similar events). The exercise price may be paid in cash, common stock, including a net settlement of the stock option through First Sentry Bancshares, Inc., or via a broker-assisted “cashless exercise” (as defined in the Stock Option Plan).

Stock Options. Both Incentive stock options and non-qualified stock options can be granted to employees of First Sentry Bank, First Sentry Bancshares, Inc. or an “affiliate” (i.e., a parent or subsidiary corporation of First Sentry Bank or First Sentry Bancshares, Inc.) No option granted to an employee in connection with the Stock Option Plan will be exercisable as an incentive stock option subject to incentive tax treatment if exercised more than three months after the date on which the employee terminates employment with First Sentry Bank and/or First Sentry Bancshares, Inc., except as set forth below. Unless the Committee specifies otherwise, in the event a participant ceases to maintain continuous service with First Sentry Bancshares, Inc. or an affiliate by reason of death or disability, options still subject to restrictions will vest and be free of these restrictions and can be exercised for one year or the remainder of the options’ original term, whichever is less. If specifically set forth in the award agreement, a participant will become fully vested in the participant’s unvested stock options in the event of the participant’s retirement, and if not set forth in the award agreement, a participant’s unvested options will be forfeited upon retirement. In the event of a participant’s involuntary termination of employment following a change in control of First Sentry Bancshares, Inc. and/or First Sentry Bank (other than for cause), all stock options held by the participant shall become fully exercisable for the remainder of the options’ original term. Incentive stock options exercised more than three months following the date the optionee terminates employment shall be treated as a non-qualified stock option as described above; provided, however, that in the event of death or disability, incentive stock options may be exercised and receive incentive tax treatment for up to at least one year following termination of employment, subject to the requirements of the Internal Revenue Code. In the event a participant ceases to maintain continuous service for any other reason, the participant will forfeit all nonvested options. The participant’s vested options will remain exercisable for up to three months.

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Effect of Adjustments. Shares underlying options granted under the Stock Option Plan, and shares then subject to awards, will be adjusted by the Committee in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares or other change in the corporate structure of First Sentry Bancshares, Inc. without receipt of payment or consideration by First Sentry Bancshares, Inc.

In the case of any merger, consolidation or combination of First Sentry Bancshares, Inc. with or into another holding company or other entity, whereby holders of common stock will receive cash for each share of common stock exchanged in the transaction, any individual with exercisable options will receive an amount equal to the difference between (i) the cash payment times the number of shares of common stock subject to such options and (ii) the aggregate exercise price of all surrendered options.

Amendment and Termination. The Board of Directors may at any time amend, suspend or terminate the Stock Option Plan or any portion thereof, provided, however, that no such amendment, suspension or termination shall impair the rights of any individual, without his consent, in any award made pursuant to the plan. In addition, no amendment may (i) materially increase the benefits accruing to participants under the Stock Option Plan; (ii) materially increase the aggregate number of securities that may be issued under the Stock Option Plan, other than pursuant to corporate transactions described in the Stock Option Plan, or (iii) materially modify the requirements for participation in the Stock Option Plan, unless the amendment under (i), (ii) or (iii) above is approved by our stockholders. However, the Committee may make any amendment to the Stock Option Plan or an award agreement to conform the Stock Option Plan or the award agreement to applicable law or regulation, to revise the Stock Option Plan in response to amendments required by any bank regulatory agency, or to avoid accounting treatment that would materially affect the financial condition or results of operations of First Sentry Bancshares, Inc. The Stock Option Plan will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the Stock Option Plan on or after the ten-year anniversary of the date of stockholder approval of the Stock Option Plan.

Federal Income Tax Consequences. The following brief description of the tax consequences of stock option grants under the Stock Option Plan is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences.

The exercise of a stock option that is an incentive stock option within the meaning of Section 422 of the Code will generally not, by itself, result in the recognition of taxable income to the individual nor entitle First Sentry Bancshares, Inc. to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an adjustment to alternative minimum taxable income which may, in certain situations, trigger the alternative minimum tax. The alternative minimum tax is incurred only when it exceeds the regular income tax. The sale of an incentive stock option share prior to the end of the applicable holding period, i.e., the longer of two years from the date of grant or one year from the date of exercise, will cause any gain to be taxed at ordinary income tax rates, with respect to the spread between the exercise price and the fair market value of the share on the date of exercise and at applicable capital gains rates with respect to any post exercise appreciation in the value of the share.

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The exercise of a non-qualified stock option will result in the recognition of ordinary income on the date of exercise in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise.

We will be allowed a deduction at the time, and in the amount of, any ordinary income recognized by the individual under the various circumstances described above, provided that we meet our federal withholding tax obligations.

In order to approve the Stock Option Plan, the proposal must receive the affirmative vote of a majority of the votes cast at the annual meeting.

The Board of Directors unanimously recommends a vote “FOR” the approval of the 2012 Stock Option Plan.

STOCKHOLDER PROPOSALS AND NOMINATIONS

In order to be eligible for inclusion in the proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at our executive office, 823 Eighth Street, Huntington, West Virginia 25701, no later than December 24, 2012. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934. Nothing in this paragraph shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission.

OTHER MATTERS AND ADVANCE NOTICE PROCEDURES

The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any matters should properly come before the annual meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the annual meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Securities Exchange Act of 1934.

Our Bylaws do not provide an advance notice procedure for certain business or nominations to the Board of Directors to be brought before an annual meeting.

MISCELLANEOUS

The cost of solicitation of proxies in the form enclosed herewith will be borne by us. Proxies also may be solicited personally or by mail, telephone or telegraph by our directors, officers and employees, without additional compensation therefor. We also will request persons, firms and corporations holding shares in their names, or in the names of their nominees which are beneficially owned by others, to send proxy materials to and to obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2011 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO MARY A. MCCOMAS, CORPORATE SECRETARY, FIRST SENTRY BANCSHARES, INC., 823 EIGHTH STREET, HUNTINGTON, WEST VIRGINIA 25701, OR CALL AT (304) 522-6400.

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 21, 2012: THIS PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND FIRST SENTRY BANCSHARES’S 2011 ANNUAL REPORT TO STOCKHOLDERS ON FORM 10-K ARE EACH AVAILABLE ON THE INTERNET AT WWW.CFPPROXY.COM/6628.

BY ORDER OF THE BOARD OF DIRECTORS

Mary A. McComas
Corporate Secretary

Huntington, West Virginia

April 16, 2012

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APPENDIX A

FIRST SENTRY BANCSHARES, INC.

2012 STOCK OPTION PLAN

ARTICLE 1 — GENERAL

Section 1.1 Purpose, Effective Date and Term. The purpose of this 2012 Stock Option Plan (this “Plan”) is to promote the long-term financial success of First Sentry Bancshares, Inc., a West Virginia chartered corporation (the “Company”), and its Subsidiaries, including First Sentry Bank (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to the success of the Company and the Bank and to further align their interests with those of the Company’s stockholders. The “Effective Date” of this Plan is May 21, 2012, the expected date of approval of the Plan by the Company’s stockholders, or such other date when stockholder approval is obtained. This Plan shall remain in effect as long as any awards under it are outstanding; provided, however, that no awards may be granted under this Plan after the day before the ten-year anniversary of the Effective Date.

Section 1.2 Administration. This Plan shall be administered by a committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3 Participation. Each Employee of the Company or any Subsidiary of the Company who is granted an award in accordance with the terms of this Plan shall be a “Participant” in this Plan. Awards under this Plan shall be limited to Employees of the Company or any Subsidiary.

Section 1.4 Definitions. Capitalized terms used in this Plan are defined as set forth in Article 8 and elsewhere in this Plan.

ARTICLE 2 — AWARDS

Section 2.1 General. Each award under this Plan shall be subject to the terms and conditions of this Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such award and as evidenced in the Award Agreement. Subject to the provisions of Section 2.5, an award may be granted as an alternative to or replacement of an existing award under this Plan or any other stock benefit plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the stock benefit or other compensation plan of any entity acquired by the Company or any Subsidiary.

Only stock options may be granted under this Plan. A stock option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any stock option may be either an incentive stock option (an “ISO”) that is intended to satisfy the requirements applicable to an “incentive stock option” described in Code Section 422(b), or a Non-Qualified Option that is not intended to be an ISO, provided, however, that no ISOs may be: (i) granted after the day before the ten-year anniversary of the Effective Date; or (ii) granted to a non-Employee. Unless otherwise specified in the Award Agreement or prohibited by statute, a stock option awarded to an Employee shall be an ISO. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such stock option from ISO treatment such that it shall become a Non-Qualified Option.

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Section 2.2 Stock Options. (a) Grant of Stock Options. Each stock option shall be evidenced by an Award Agreement that shall: (i) specify the number of stock options covered by the award; (ii) specify the date of grant of the stock option; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with this Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe. In addition, the Committee, in its sole discretion, may condition the vesting or exercise of an award on the requirement that the Participant not compete with the Company during the period that an award is outstanding and such requirement shall be set forth in the Award Agreement executed by the Participant and an authorized officer of the Company.

(b) Terms and Conditions. A stock option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a stock option be exercised later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Stockholder). The “Exercise Price” of each stock option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of the Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; and, provided further, that the Exercise Price may be higher or lower in the case of stock options granted in replacement of existing awards held with respect to an acquired entity. The payment of the Exercise Price of a stock option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by a net settlement of the stock option with the Company, using a portion of the shares obtained on exercise in payment of the Exercise Price of the stock option (iii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the stock option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iv) by personal, certified or cashiers’ check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a stock option shall be rounded down to the nearest whole share.

Section 2.3 Vesting of Awards. If the right to become vested in an award under this Plan (including the right to exercise a stock option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without it being granted in lieu of, or in exchange for, other compensation, then, unless otherwise determined by the Committee and evidenced in the Award Agreement, the required period of Service for full vesting shall be five (5) years (subject to acceleration of vesting, to the extent permitted by the Committee, including in the event of the Participant’s death, Disability, or Involuntary Termination of Employment following a Change in Control).

Section 2.4 Deferred Compensation. If any award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend this Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to this Plan or an Award Agreement pursuant to this Section 2.4 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any award under this Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an award that is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 2.5 Prohibition Against Stock Option Repricing. Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a stock option previously granted under this Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the stock option’s in-the-money value) or replacement grants, or other means.

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Section 2.6. Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an award or this Plan and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of award. Unless the Committee shall specifically state otherwise at the time an award is granted, all awards to an Employee shall vest immediately upon such individual’s death, or Disability. Unless otherwise provided in an Award Agreement, the following provisions shall apply to each award granted under this Plan:

(a) Upon a Participant’s Termination of Service for any reason other than due to Disability, death or termination for Cause, stock options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and stock options may be exercised only for a period of three months following termination (or the remaining term, if less).

(b) In the event of a Termination of Service for Cause, all stock options granted to a Participant under this Plan not exercised or vested shall expire and be forfeited.

(c) Upon Termination of Service for reason of Disability or death, all stock options shall be exercisable as to all shares subject to an outstanding award, whether or not then exercisable, at the date of Termination of Service, and stock options may be exercised for a period of one (1) year following Termination of Service due to death or Disability, provided, however, that no stock option shall be eligible for treatment as an ISO in the event such stock option is exercised more than one year following termination of employment due to Disability and, provided further, that in order to obtain ISO treatment for stock options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three (3) months after termination of employment.

(d) The effect of a Change in Control on the vesting/exercisability of stock options is as set forth in Article 4.

ARTICLE 3 — SHARES SUBJECT TO PLAN

Section 3.1 Available Shares. The shares of Stock with respect to which awards may be made under this Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

Section 3.2 Share Limitations.

(a) Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under this Plan shall be 264,000. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

(b) Computation of Shares Available. For purposes of this Section 3.2 and in connection with the granting of a stock option, shares of Stock covered by an award shall only be counted as used to the extent they are actually issued. Any shares of Stock related to awards that terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares, that are settled in cash in lieu of shares of Stock, or that are exchanged with the Committee’s permission, prior to the issuance of shares, for awards not involving shares of Stock, shall be available again for grant under this Plan. In addition, to the extent (i) a stock option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price, (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder or (iii) shares are withheld to satisfy the exercise price of stock options in a net settlement of stock options, then the number of shares of Stock available shall be reduced by the gross number of stock options exercised rather than by the net number of shares of Stock issued.

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Section 3.3 Limitations on Grants to Employees. The maximum number of shares of Stock, in the aggregate, that may be subject to Stock Options granted to any one Employee pursuant to this Section 3.3 during any calendar year and are intended to be “performance-based compensation” (as that term is defined for purposes of Code Section 162(m)), and then only to the extent that such limitation is required by Code Section 162(m), shall be 26,400.

Section 3.4 Corporate Transactions.

(a) General. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under this Plan and/or under any award granted under this Plan, then the Committee shall, in an equitable manner, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of stock options in the aggregate to all Participants and individually to any one Participant, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding stock options, and (iii) the Exercise Price of stock options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, stock options (including, without limitation, cancellation of stock options in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of stock options using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

(b) Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any stock options granted under this Plan that remain outstanding shall be converted into stock options to purchase voting common equity securities of the business entity that survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding stock options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger, provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding stock options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the stock option being canceled.

(c) The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events, other than those described above, affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on the Participants under this Plan.

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Section 3.5 Delivery of Shares. Delivery of shares of Stock or other amounts under this Plan shall be subject to the following:

(a) Compliance with Applicable Laws. Notwithstanding any other provision of this Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under this Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

(b) Certificates. To the extent that this Plan provides for the issuance of shares of Stock, the issuance may be affected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

ARTICLE 4 — CHANGE IN CONTROL

Section 4.1 Consequence of a Change in Control. Subject to the provisions of Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in this Plan or as determined by the Committee and set forth in the terms of any Award Agreement:

(a) At the time of an Involuntary Termination of Employment (as defined in Section 8.1) following a Change in Control, all stock options then held by the Participant shall become fully exercisable and shall be exercisable for the remaining unexpired term of the award.

(b) In the event of a Change in Control, any performance measure attached to an Award under the Plan shall be deemed satisfied as of the date of the Change in Control.

Section 4.2 Definition of Change in Control. For purposes of this Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:

(a) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (a “Person”), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company’s then outstanding Voting Securities, provided that, notwithstanding the foregoing and for all purposes of this Plan: (i) the term “Person” shall not include (A) the Company or any of its Subsidiaries, (B) an employee benefit plan of the Company or any of its Subsidiaries (including this Plan), and any trustee or other fiduciary holding securities under any such plan (but only with respect to securities held under any such plan), or (C) a corporation or other entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company; (ii) no Person shall be deemed the beneficial owner of any securities acquired by such Person in an Excluded Transaction; and (iii) no Director or officer of the Company or any direct or indirect Subsidiary of the Company (or any affiliate of any such Director or officer) shall, by reason of any or all of such Directors or officers acting in their capacities as such, be deemed to beneficially own any securities beneficially owned by any other such Director or officer (or any affiliate thereof); or

(b) the Incumbent Directors cease, for any reason, to constitute a majority of the Whole Board; or

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(c) a plan of reorganization, merger, consolidation or similar transaction involving the Company and one or more other corporations or entities is consummated, other than a plan of reorganization, merger, consolidation or similar transaction that is an Excluded Transaction, or the stockholders of the Company approve a plan of complete liquidation of the Company, or a sale, liquidation or other disposition of all or substantially all of the assets of the Company or any bank Subsidiary of the Company is consummated; or

(d) a tender offer is made for 25% or more of the outstanding Voting Securities of the Company and the stockholders owning beneficially or of record 25% or more of the outstanding Voting Securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired beneficial ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of the acquisition of Stock or Voting Securities by the Company, which by reducing the number of shares of Stock or Voting Securities then outstanding, increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Stock or Voting Securities by the Company, and after such share acquisition by the Company the Subject Person becomes the beneficial owner of any additional Stock or Voting Securities that increases the percentage of the then outstanding Stock or Voting Securities beneficially owned by the Subject Person, then a Change in Control shall occur. In the event that an award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such award is to be triggered solely by a Change in Control, then with respect to such award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 — COMMITTEE

Section 5.1 Administration. This Plan shall be administered by the Committee, which shall be comprised of the members of the Compensation Committee of the Board of Directors of the Company, and which shall also be comprised of not less than three Disinterested Board Members. If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion to make or administer awards that are made to Participants who at the time of consideration for such award (i) are persons subject to Section 16 of the Exchange Act, or (ii) are reasonably anticipated to be Covered Employees during the term of the award. The Board (or those members of the Board who are “independent directors” under the corporate governance statutes of any national securities exchange on which the Company lists its securities) may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under this Plan with the same force and effect under this Plan as if done or exercised by the Committee.

Section 5.2 Powers of Committee. The Committee’s administration of this Plan shall be subject to the following:

(a) Subject to the provisions of this Plan, the Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees those persons who shall receive awards, to determine the time or times of receipt, to determine the types of awards and the number of shares covered by the awards, to establish the terms, conditions, performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such awards (subject to the restrictions imposed by Article 6), to cancel or suspend awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an award at any time after the grant of the award.

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(b) The Committee will have the authority and discretion to interpret this Plan, to establish, amend and rescind any rules and regulations relating to this Plan, and to make all other determinations that may be necessary or advisable for the administration of this Plan.

(c) The Committee will have the authority to define terms not otherwise defined herein.

(d) Any interpretation of this Plan by the Committee and any decision made by it under this Plan is final and binding on all persons.

(e) In controlling and managing the operation and administration of this Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

Section 5.3 Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or this Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant awards under this Plan to eligible persons who are not persons with respect to whom the Company wishes to comply with Code Section 162(m); or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant awards under this Plan to eligible persons who are not then subject to Section 16 of the Exchange Act. The acts of such delegatees shall be treated hereunder as acts of the Committee and such delegatees shall report regularly to the Committee regarding the delegated duties and responsibilities and any awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4 Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee such data and information as the Committee determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under this Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of this Plan.

Section 5.5 Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

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ARTICLE 6 — AMENDMENT AND TERMINATION

Section 6.1 General. The Board may, as permitted by law, at any time, amend or terminate this Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.4, Section 3.4 and Section 6.2) may cause the award to violate Code Section 409A or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any award granted under this Plan prior to the date such amendment is adopted by the Board; provided, however that, no amendment may (a) materially increase the benefits accruing to Participants under this Plan; (b) materially increase the aggregate number of securities that may be issued under this Plan, other than pursuant to Section 3.4; or (c) materially modify the requirements for participation in this Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.

Section 6.2 Amendment to Conform to Law, Accounting Changes and Bank Regulation. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend this Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming this Plan or the Award Agreement to any present or future law or regulation relating to plans of this or similar nature (including, but not limited to, Code Section 409A), (ii) revising this Plan in response to amendments required by any bank regulatory agency, or (iii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of this Plan or the making of the award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.4 to any award granted under this Plan without further consideration or action.

ARTICLE 7 — GENERAL TERMS

Section 7.1 No Implied Rights.

(a) No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in this Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property that the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under this Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under this Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in this Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b) No Contractual Right to Employment or Future Awards. This Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under this Plan, unless such right or claim has specifically accrued under the terms of this Plan. No individual shall have the right to be selected to receive an award under this Plan, or, having been so selected, to receive a future award under this Plan.

(c) No Rights as a Stockholder. Except as otherwise provided in this Plan, no award under this Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

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Section 7.2 Transferability. Except as otherwise so provided by the Committee, ISOs under this Plan are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution, (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the stock option while held in the trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this sub-section (iii), the stock option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of Non-Qualified Options under this Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

Section 7.3 Designation of Beneficiaries. A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4 Non-Exclusivity. Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of restricted stock or stock options otherwise than under this Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5 Award Agreement. Each award granted under this Plan shall be evidenced by an Award Agreement signed by the Participant to whom the award was granted. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.

Section 7.6 Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under this Plan, and any permitted modification, or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of this Plan, as the Committee shall require.

Section 7.7 Evidence. Evidence required of anyone under this Plan may be by certificate, affidavit, document or other information that the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8 Tax Withholding. Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by reducing the number of shares of Stock subject to the stock option (without issuance of such shares of Stock to the option holder) by a number equal to the quotient of (i) the total minimum amount of required tax withholding divided by (ii) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under Accounting Standards Codification (ASC) Topic 718 is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the award were subject to minimum tax withholding requirements.

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Section 7.9 Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10 Successors. All obligations of the Company under this Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11 Indemnification. To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 7.12 No Fractional Shares. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to this Plan or any award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 7.13 Governing Law. This Plan, all awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of West Virginia without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in West Virginia, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of this Plan. By accepting any award under this Plan, each Participant, and any other person claiming any rights under this Plan, agrees to submit himself, and any such legal action as he shall bring under this Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14 Benefits Under Other Plans. Except as otherwise provided by the Committee or as otherwise set forth in a Qualified Retirement Plan, awards to a Participant (including the grant and the receipt of benefits) under this Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

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Section 7.15 Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16 Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in this Plan, any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, electronic mail or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

(a) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b) in the case of certified or registered U.S. mail, three (3) days after deposit in the U.S. mail; or

(c) in the case of facsimile or electronic mail, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received. In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by the U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Chief Operating Officer and to the Corporate Secretary.

Section 7.17 Forfeiture Events.

(a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an award. Such events include, but shall not be limited to, termination of employment for cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company the amount of any payment in settlement of an award earned or accrued during the twelve (12) month period following the first public issuance or filing with the SEC (whichever just occurred) of the financial document embodying such financial reporting requirement. In addition, in the event of an accounting restatement, the Committee in its sole and exclusive discretion may require that any Participant reimburse the Company for all or any part of the amount of any payment in settlement of any award granted hereunder.

ARTICLE 8 — DEFINED TERMS; CONSTRUCTION

Section 8.1 In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

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(a) “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

(b) “Award Agreement” means the document (in whatever medium prescribed by the Committee) that evidences the terms and conditions of an award under this Plan. Such document is referred to as an agreement regardless of whether a Participant’s signature is required.

(c) “Board” means the Board of Directors of the Company.

(d) “Cause” means (i) the conviction of the Participant of a felony or of any lesser criminal offense involving moral turpitude; (ii) the willful commission by the Participant of a criminal or other act that, in the judgment of the Board, will likely cause substantial economic damage to the Company or any Subsidiary or substantial injury to the business reputation of the Company or any Subsidiary; (iii) the commission by the Participant of an act of fraud in the performance of his duties on behalf of the Company or any Subsidiary; (iv) the continuing willful failure of the Participant to perform his duties to the Company or any Subsidiary (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof; or (v) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant’s Service with the Company. Notwithstanding the foregoing, if the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement.

(e) “Change in Control” has the meaning ascribed to it in Section 4.2.

(f) “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(g) “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(h) “Committee” means the Committee acting under Article 5.

(i) “Covered Employee” has the meaning given the term in Code Section 162(m), and shall also include any other Employee who may become a Covered Employee prior to the vesting date of an award, as the Committee may determine in its sole discretion.

(j) “Director” means a member of the Board of Directors of the Company or a Subsidiary, and also includes advisory directors and directors emeritus.

(k) “Disability” or “Disabled” means that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering the Company’s Employees. Notwithstanding the foregoing, if the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

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(l) “Disinterested Board Member” means a member of the Board who: (i) is not a current Employee of the Company or a Subsidiary, (ii) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, (iii) has not been an officer of the Company, (iv) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto, and (v) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities.

(m) “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under this Plan.

(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(o) “Excluded Transaction” means a plan of reorganization, merger, consolidation or similar transaction that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving corporation or any parent thereof) at least 50% of the combined voting power of the Voting Securities of the entity surviving the plan of reorganization, merger, consolidation or similar transaction (or the parent of such surviving entity) immediately after such plan of reorganization, merger, consolidation or similar transaction.

(p) “Exercise Price” means the price established with respect to a stock option pursuant to Section 2.2.

(q) “Fair Market Value” means, with respect to a share of Stock on a specified date:

(i) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the shares of Stock are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or

(ii) if the shares of Stock are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a share of Stock on such date, as of the close of the market in New York City and without regard to after-hours trading activity, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

(iii) if (i) and (ii) are not applicable, the Fair Market Value of a share of Stock as the Committee may determine in good faith and in accordance with Code Section 422 and the applicable requirement of Code Section 409A and the regulations promulgated thereunder. For purposes of the exercise of a stock option, Fair Market Value on such date shall be the date a notice of exercise is received by the Company, or if not a day on which the market is open, the next day that it is open.

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(r) Following a Change in Control, a termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events: (i) the failure of the Company or Subsidiary to appoint or re-appoint or elect or re-elect the Employee Participant to the position(s) with the Company or Subsidiary held immediately prior to the Change in Control; (ii) a material change in the functions, duties or responsibilities of the Employee Participant compared to those functions, duties or responsibilities in effect immediately prior to a Change in Control; (iii) any reduction of the rate of the Employee Participant’s base salary in effect immediately prior to the Change in Control; (iv) any failure (other than due to reasonable administrative error that is cured promptly upon notice) to pay any portion of the Employee Participant’s compensation as and when due; (v) any change in the terms and conditions of any compensation or benefit program in which the Employee Participant participated immediately prior to the Change in Control which, either individually or together with other changes, has a material adverse effect on the aggregate value of his total compensation package; or (vi) a change in the Employee Participant’s principal place of employment, without his consent, to a place that is both more than twenty-five (25) miles away from the Employee Participant’s principal residence and more than fifteen (15) miles away from the location of the Employee Participant’s principal executive office prior to the Change in Control.

(s) “Immediate Family Member” means with respect to any Participant: (i) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (ii) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (iii) a trust in which any combination of the Participant and persons described in section (i) and (ii) above own more than fifty percent (50%) of the beneficial interests; (iv) a foundation in which any combination of the Participant and persons described in sections (i) and (ii) above control management of the assets; or (v) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (i) and (ii) above control more than fifty percent (50%) of the voting interests.

(t) “Incumbent Directors” means:

(i) the individuals who, on the date hereof, constitute the Board; and

(ii) any new Director whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended: (A) by the vote of at least two-thirds of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such approval or recommendation; or (B) by a Nominating Committee of the Board whose members were appointed by the vote of at least two-thirds of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such appointments

(u) “Involuntary Termination of Employment” means the Termination of Service by the Company or Subsidiary other than a termination for Cause, or termination of employment by a Participant Employee for Good Reason.

(v) “Non-Qualified Option” means the right to purchase shares of stock that is either (i) granted to a Participant who is not an Employee, or (ii) granted to an Employee who is either not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

(w) “Participant” means any individual who has received, and currently holds, an outstanding award under this Plan.

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(x) “SEC” means the Securities and Exchange Commission.

(y) “Securities Act” means the Securities Act of 1933, as amended from time to time.

(z) “Service” means service as an Employee of the Company or a Subsidiary.

(aa) “Stock” means the common stock of the Company, $1.00 par value per share.

(bb) “Subsidiary” means any corporation, affiliate, bank or other entity that would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or interests in the profits.

(cc) “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(i) The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(ii) The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform services for the Company or Subsidiary. If the period of leave exceeds six (6) months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six (6) month period. For purposes of this sub-section (ee), to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1). The employment relationship of a Participant shall be treated as continuing intact for any period that the Participant is on military or sick leave or other bona fide leave of absence, provided that such leave does not exceed ninety (90) day as, or if longer, as long as the Employee’s right to reemployment is guaranteed either by statute or contract.

(iii) If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing services.

(iv) Except to the extent Code Section 409A may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section (ee),the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any award under this Plan constitutes Deferred Compensation (as defined in Section 2.4 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” within the meaning of Code Section 409A shall have occurred if the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will not exceed 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

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(dd) “Voting Securities” means any securities that ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

(ee) “Whole Board” means the total number of Directors that the Company would have if there were no vacancies on the Board at the time the relevant action or matter is presented to the Board for approval.

Section 8.2 Miscellaneous

In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a) actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b) references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d) references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e) indications of time of day mean Eastern Standard Time;

(f) “including” means “including, but not limited to”;

(g) all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h) all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i) the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j) any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k) all accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles (GAAP).

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X PLEASE MARK VOTES AS IN THIS EXAMPLE

REVOCABLE PROXY
FIRST SENTRY BANCSHARES, INC.

ANNUAL MEETING OF STOCKHOLDERS
MAY 21, 2012

The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of First Sentry Bancshares, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at The Pullman Plaza Hotel, 1001 Third Avenue, Huntington, West Virginia, at 3:00 p.m. (local time) on May 21, 2012. The Board of Directors is authorized to cast all votes to which the undersigned is entitled as follows:

	For	With-hold	For All Except
1. The election as Directors of all nominees listed below each to serve for a one-year term	☐	☐	☐

Robert H. Beymer	J. Grant McGuire	J. Roger Smith
Geoffrey S. Sheils	Charles H. McKown, Jr., M.D.	Marc A. Sprouse
Kerry P. Dillard	Edward W. Morrison, Jr.	Paul L. Turman, III
David Fox, III	Sally C.B. Oxley	John Jay White
Jeffrey E. Hood	George A. Patterson, III	Joseph Williams
Johnnie Jones	Paul B. Riedel	S. Kenneth Wolfe, M.D.
Nester S. Logan	Robert L. Shell, Jr.	

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

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Should a stockholder wish to cumulate his or her votes for the election of directors, he or she should indicate the director(s) for whom they wish to cumulate their vote for and the number of votes they wish to cast for the individual below. You may distribute your votes by multiplying the number of shares you own by the number of nominees up for election and then allocate your votes among the candidates you designate.

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Check Box if You Plan to Attend Meeting → ☐

Please be sure to date and sign this proxy card in the box below.

Date

Sign above ______ Co-holder (if any) sign above

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

Detach above card, sign, date and mail in postage paid envelope provided.

FIRST SENTRY BANCSHARES, INC.

Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the above signed be present and elect to vote at the annual meeting or at any adjournment thereof and after notification to the Secretary of First Sentry Bancshares, Inc. at the annual meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of First Sentry Bancshares, Inc. at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the annual meeting.

The above signed acknowledges receipt from First Sentry Bancshares, Inc. prior to the execution of this proxy of a Notice of the annual meeting, audited financial statements and a proxy statement dated April 16, 2012.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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PROXY MATERIALS ARE AVAILABLE ON-LINE AT:

http://www.cfpproxy.com/6628

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